Exhibit 99.1

FOR IMMEDIATE RELEASE

USA TECHNOLOGIES ANNOUNCES NEW DATE FOR ANNUAL MEETING DUE TO MISLEADING, INACCURATE AND SELECTIVE DISCLOSURE BY DISSIDENT GROUP

RESCHEDULED MEETING TO BE HELD ON JUNE 15, 2010

MALVERN, Pa. – December 9, 2009 –USA Technologies, Inc. (NASDAQ: USAT) (the “Company”) today announced that its Board of Directors has rescheduled the Company’s Annual Meeting of Shareholders (the “Annual Meeting”) to June 15, 2010.

The Board rescheduled the Annual Meeting due to what the Board believes to be misleading, inaccurate and selective disclosure regarding the Company made by the dissident shareholders seeking to replace three of the Company’s directors with their own nominees. The Board was also concerned that, prior to filing their preliminary proxy statement with the Securities and Exchange Commission (the “SEC”), the dissidents had selectively disclosed to certain shareholders an extensive written presentation containing information that has not been disclosed to all shareholders. The Board believes that this information provides insight into the dissidents’ true intentions in launching its proxy contest. This written presentation has never been filed with the SEC or made generally available to the Company’s shareholders.

Shareholders with any questions may contact MacKenzie Partners, Inc., who is assisting the Company in this matter, toll-free at (800) 322-2885, (212) 929-5500 or USAT@mackenziepartners.com.

About USA Technologies
USA Technologies is a leader in the networking of wireless non-cash transactions, associated financial/network services and energy management. USA Technologies provides networked credit card and other non-cash systems in the vending, commercial laundry, hospitality and digital imaging industries. The Company has agreements with AT&T, Honeywell, Visa, MasterCard, Compass and others.

Forward-looking Statements
"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this release, including without limitation the financial position, business strategy and the plans and objectives of the Company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management, as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business, financial market and economic conditions, including but not limited to, the ability of the Company to retain key customers from whom a significant portion of its revenues is derived; the ability of the Company to compete with its competitors to obtain market share; the ability of the Company to estimate, anticipate, or control its cash and non-cash expenses, costs, or charges; the ability of the Company to obtain widespread and continued commercial acceptance of it products or services; or the outcome of the election of the Company’s directors. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release speaks only as of the date of this release. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

Important Additional Information
USA Technologies, Inc. (“USAT” or the “Company”) filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on October 27, 2009 in connection with the Annual Meeting of Shareholders to be held on December 15, 2009, and mailed the definitive proxy statement and a WHITE proxy card to shareholders, as well as a supplement to the proxy statement and additional soliciting materials. USAT and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with such meeting. The Company’s shareholders are strongly advised to read USAT’s proxy statement as it contains important information. Shareholders may obtain an additional copy of USAT’s definitive proxy statement and any other documents filed by the Company with the SEC for free at the SEC’s website at http://www.sec.gov. Copies of the definitive proxy statement are available for free at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=14591. In addition, copies of the Company’s proxy materials may be requested at no charge by contacting MacKenzie Partners, Inc. at 1-800-322-2885 or via email at USAT@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of USAT’s shareholders is available in USAT’s definitive proxy statement filed with SEC on October 27, 2009 and in USAT’s supplement to proxy statement filed with SEC on December 2, 2009.

Contact:
USA Technologies Contact:
George Jensen, Chairman & CEO
Stephen P. Herbert, President & COO
800-633-0340
gjensen@usatech.com
sherbert@usatech.com
or
Proxy Solicitor:
MacKenzie Partners, Inc.
Mark Harnett / Jeanne Carr
212-929-5500
USAT@mackenziepartners.com
or
Media Contact:
Jeremy Jacobs / Annabelle Rinehart
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449